                                                                    EXHIBIT 10.4


This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.


                                               /s/ JOSE TORRES
                                           --------------------------
                                           Jose R. Torres
                                           Vice President, Administration
                                           and Chief Accounting Officer
                                           IMPSAT Corporation

                                           October 24, 1996


[75418 430]





                                    CONTRACT



                                      WITH



                                   NAHUEL C1

                                 [75418 431]

                      SATELLITE FACILITY RENTAL CONTRACT

BETWEEN:

         AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES - (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and IMPSAT S.A. (hereinafter the "CLIENT"), on the other hand, represented at this act by Mr. Ricardo Anibal Verdaguer in his capacity as President of said company.

PREAMBLE

         a) The UTE has been declared by the National Executive Branch of the Argentine Republic as "Awardee", through Decree
                 No. 153/93 in the National and International Public Tender for the supply, start-up and operation of a Satellite System. The UTE will automatically assign its rights and obligations to the corporation that is organized under Argentine law.

         b) The communication satellite system will be implemented in two phases: the first through an Interim System using the NAHUEL C-1 and C-2 Satellites , belonging to and operated by PARACOMSAT S.A. in accordance with an agreement signed with the UTE, which satellites will provide their facilities until the traffic of the NAHUEL C-1 and C-2 satellites are transferred to the NAHUEL satellite, expected to take place by December 31, 1996; and the second through the Definite System using the NAHUEL Satellite.

         c) Since the CLIENT wishes to make use of the communication satellite system facilities and the UTE wishes to rent a given Satellite Facility through transponders of the NAHUEL C1 satellite, the Parties agree according to the following Satellite Facility Rental Contract (hereinafter the "Contract"), a copy of which is submitted to PARACOMSAT S.A.

FOR THOSE PURPOSES, THE PARTIES AGREE TO THE FOLLOWING:

ARTICLE 1

1.1      ATTACHMENTS

The Attachments to the Contract, which are identified below, are an integral part of same.

         a) Attachment A is made up of the Access Form that, on a quarterly basis, the CLIENT must submit and the SUPPLIER must accept. Also, on a quarterly basis, the CLIENT shall submit the transmission and frequency plan to proceed to transmit the signal(s) with access at the Assigned Capacity.

[75418 432]

         b) Attachment A1 is made up of the affidavit on the signal(s) to be transmitted and on the equipment of the transmitter earth station(s) proposed by the CLIENT that, on a quarterly basis, the CLIENT shall submit and the SUPPLIER shall accept before proceeding to transmit the signal(s) with access at the Assigned Capacity.

         c) Attachment A2 establishes the operating characteristics, technical specifications and obligations of each transmitter earth station proposed by the CLIENT.

         d) Attachment A3 establishes the technical characteristics and minimum operating parameters of the NAHUEL C1 Satellite.

         e) Attachment A4 describes procedures for access to the Assigned Capacity in order to initiate and reinitiate transmission operations.

         f) Attachment B1 includes the rental rates for Assigned Capacity at the NAHUEL C1.

1.2      DEFINITIONS

         a) The name of "SUPPLIER" shall be given to the UTE or its assignee in accordance with point a) of the Preamble and article 10 of this Contract.

         b) "Satellite Facility" is the total bandwidth and power of the Space Segment.

         c) "Assigned Capacity" is the part of the Satellite Facility rented by the CLIENT in accordance with this Contract.

         d) "Assigned Satellite" means the NAHUEL C-1 Satellite described in Attachment A3.

         e)      "NAHUEL C-1 Satellite" is the NAHUEL C-1 Satellite in orbit.

         f) "NAHUEL Satellite" is the satellite that will be placed in orbit by the SUPPLIER for the purpose of replacing, in due course, the NAHUEL C-1 and C-2 Satellites.

         g)      "Space Segment" is the NAHUEL C-1, NAHUEL C-2 and NAHUEL
                 Satellites.

         h) "Operating Period" is the period during which the CLIENT will have the right to use the Assigned Capacity, as set out in article 5.

         i) "Unavailable", with respect to the Assigned Capacity, means that said capacity has been declared as Unavailable, in accordance with the stipulations of article 4.3 and in Attachment A3.

[75418 433]

         j) "Assigned Transponder" is the transponder of the Assigned Satellite that has the Assigned Capacity.

         k) "Available Power" is the maximum power of the progressive wave tube amplifier that will be allowed to be transmitted on the Assigned Transponder.

         l) "Available Bandwidth" of the Assigned Transponder is the bandwidth of the Assigned Transponder.

ARTICLE 2

The purpose of the Contract is the rental of the Assigned Capacity provided by the SUPPLIER to the CLIENT, subject to the rights and obligations set out in the Contract.

The purpose of the Contract does not include the supply of the earth stations or the earth segment, nor the supply of earth transmission facilities or services. Ownership, operation, design and adaptation of the earth segment to the Space Segment is for the account and sole responsibility of the CLIENT.

ARTICLE 3

3.1 The Capacity Assigned to the CLIENT consists of six (6) Mega-Hertz (hereinafter "MHz") in a transponder of the NAHUEL C1 Satellite in geostationary orbit of the vertical polarization starting on October 1, 1993 until December 31, 1996 in accordance with the rates described in Attachment B1.

3.2      The Available Bandwidth of the Assigned Transponder is fifty (50) MHz.

3.3 The percentage of the Available Bandwidth corresponding to the Assigned Capacity is twelve percent (12%).

3.4 The Available Power of the Assigned Transponder corresponds to an output back-off of 4.5 decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.5 The maximum percentage of the Available Power of the Assigned Transponder which the CLIENT will have the right to use is twelve percent (12%). This percentage corresponds to a total input back-off of all carriers at the Assigned Capacity of 13.7 (thirteen point seven) db of the applicable progressive wave tube amplifier.

         3.5.1 If the CLIENT wishes to use a percentage of the Available Power of the Assigned Transponder that is higher than that established in article 3.5, it shall so request it of the SUPPLIER, in writing, and the latter will establish if it is possible and will determine the increase in rate that the CLIENT must pay.

[75418 434]

3.6 The SUPPLIER shall supply, in exclusive manner and on a full-time basis, the Capacity Assigned to the CLIENT for its use, all in agreement with the technical and operation characteristics and conditions set out in the Attachments of this Contract.

3.7      To make use of the Assigned Capacity, the CLIENT shall:

         (a) be holder of the pertinent license, authorization or permit for use of the Assigned Capacity granted by the pertinent authority of the Argentine Republic; and

         (b) fill out and sign as affidavits Attachments A and A1 on a quarterly basis in order to access the Assigned Capacity.

         3.7.1 If the pertinent license, authorization or permit of which the CLIENT is holder in accordance with article 3.7 should be rendered null and void or should be extinguished for any reason, the CLIENT shall immediately cease transmission of the signal(s) the license, authorization or permit for which was rendered null and void or extinguished. if the CLIENT should fail to comply with said obligation, the SUPPLIER may notify him so that it proceeds to comply with same in a period of 72 hours. Once this period lapses, the SUPPLIER will have the right to terminate the contract, and this rescission shall not generate the right to any indemnity whatsoever in favor of any of the parties. In the case stipulated in this article, the CLIENT will have the right to rescind the contract at any time, and this shall not generate an indemnity whatsoever in favor of either of the parties.

ARTICLE 4

4.1 So long as the Space Segment is operative, the SUPPLIER shall perform the traffic monitoring that it deems necessary to determine if there is any interference that affects the Space Segment. The SUPPLIER may perform the necessary tests to verify the condition of the Space Segment.

4.2      To fulfill the stipulations of article 4.1, the SUPPLIER will have the right to periodically inspect the transponder(s) of the Space Segment. In such case, the SUPPLIER shall coordinate such inspections and tests, which may include disruptions to the CLIENT's traffic so that they are performed at a time of the day and on a day in the week
         that   minimizes the impact on the CLIENT's traffic, and it shall coordinate the tests and inspections in question with the CLIENT at least 30 (Thirty) days beforehand, except in the case of urgency, where this period of time may be reduced.

         The disruptions to the CLIENT's traffic referred to in this article may not exceed 3.5 hours in a period of one calendar year. If the 3.5 hours in question are exceeded, the CLIENT shall be exempt from paying the monthly rental price of the Assigned Capacity proportionately to the time that the excess disruption lasted.

[75418 435]

4.3 In case the Assigned Capacity becomes Unavailable, as set out in Attachment A3, the SUPPLIER shall have 48 hours from receipt of the CLIENT's notification in which to confirm such unavailability. The SUPPLIER agrees to exert its maximum efforts, if the CLIENT should so request it, to replace the Unavailable Assigned Capacity with another Satellite Facility available on the Assigned Satellite or, absent that, on the Space Segment. It is expressly agreed that the SUPPLIER shall in no case be liable if it cannot replace the assigned Capacity that becomes unavailable. In the event that the Assigned Capacity that becomes Unavailable is not replaced by the SUPPLIER, the contract will be rescinded for both parties as of the date on which the SUPPLIER notifies the CLIENT that the replacement will not go forward, and the parties will have no right to make claims against each other for any reason.

4.4 If the Assigned Capacity is replaced in accordance with clause 4.3, the Parties will sign a supplementary agreement to include in the Contract the necessary amendments as to the terms and conditions of the rental for the replacement Assigned Capacity. The amendments to the Contract shall not produce variations with respect to the tariffs agreed upon in the Contract provided the replacement satellite facility has operating parameters equivalent to the Assigned Capacity.

4.5 If the replacement Assigned Capacity does not have at least the technical characteristics and the minimum operating parameters of the NAHUEL C1 Satellite set out in Attachment A3 of the Contract, the CLIENT may declare the contract rescinded starting on the ate on which the CLIENT so notifies the SUPPLIER, and the parties will have no right make claims against each other for any reason.

4.6 During the time that the Assigned Capacity is Unavailable, in accordance with article 4.3, the CLIENT shall be exempt from paying the price of the Assigned Capacity starting on when the CLIENT has notified such unavailability and as long as it remains Unavailable.

ARTICLE 5

The Operating Period will begin on the date established in article 3.1, the moment when the Assigned Capacity was made available to the CLIENT, and it will end on December 31, 1996.

ARTICLE 6

The price that the CLIENT shall pay for rental of the Assigned Capacity is established in Attachment B1 of this Contract

ARTICLE 7

[75418 436]

7.1 The CLIENT shall formalize a Contract guarantee deposit for an amount equal to the price of one month of rent of the Assigned Capacity. The SUPPLIER shall deduct from the deposit the amounts owed by the CLIENT at the time the Contract ends. The client may not apply such deposit to the payments that it owes the SUPPLIER during the life of the Contract, nor may it apply it to payment of the price of the rent. Said deposit will be returned once the Contract is ended, if there is no debt whatsoever, within 48 (Forty-eight) Hours of the date of end of the Operating Period. The sum given in deposit will accrue annual interest established by the LIBOR rate.

7.2 The price of rental of the Assigned Capacity shall be paid by the CLIENT to the SUPPLIER in advance, from the 1st (first) to the 5th (fifth) of each month, in accordance with the amounts established in Attachment B1, in monthly and consecutive payments. Default in payment will operate automatically, without the need for any notification or summons whatsoever.

         7.2.1 The price established in Attachment B1 does not included the Value Added Tax (VAT). The SUPPLIER is seeking before the National Executive Branch recognition that its activity is not subject to taxes, in accordance with article X of the Award Contract approved by the National Executive Branch. The CLIENT agrees to pay the Value Added Tax if ultimately the enforcement authority should rule that the rental for the Assigned Capacity is subject to such tax. Any new tax, levy or contribution imposed on the rental of the Assigned Capacity shall be for the account of the CLIENT.

         7.2.2 Failure by the CLIENT to pay the total of the price of 3 (three) monthly rentals, in addition to the pertinent punitive interest, will have the SUPPLIER the right to terminate the Contract after a demand to the CLIENT that it pay the totality of the sums owed in a period of 5 (five) working days. If the CLIENT does not comply with the demand, the termination will go into effect starting on the date on which the SUPPLIER communicates, in authentic manner, termination of the Contract. Once the termination takes place as a matter of law, the SUPPLIER shall have the full right to avail itself of the Assigned Capacity.

7.3 All the sums that the CLIENT must pay for any reason by virtue of this Contract with respect to the Assigned Capacity provided through the NAHUEL C1 Satellite shall be paid to PARACOMSAT S.A. at the express indication of the SUPPLIER. PARACOMSAT S.A. will notify the CLIENT in writing of the bank account, in the Argentine Republic or in the United States of America, where it must deposit the respective payments. Payment invoices will be issued by PARACOMSAT S.A. with authorization from the SUPPLIER. Payment receipts for the NAHUEL C1 Satellite will be issued by PARACOMSAT S.A. with authorization from the SUPPLIER, and they will be sufficient to credit payments made by the CLIENT.

[75418 437]

7.4 All payments established in the Contract shall be made in U.S. dollars. In the event that U.S. dollars cannot be acquired on the Argentine market, the CLIENT shall pay in the amount of Pesos (or Argentine legal tender) using for its conversion the exchange rate resulting from the acquisition in Montevideo, Eastern Republic of Uruguay or in New York, United States of America, the amount of dollars agreed upon with pesos or Bonex of the Argentine National Government, at the SUPPLIER's option. All expenses, commissions, levies and taxes shall be for the CLIENT's account. The CLIENT waives the right to invoke the "Theory of Lack of Foresight" (art. 1198 of the Civil Code) to exempt itself from any payment obligation agreed upon in the Contract.

7.5 Once the payment periods agreed upon in the Contract lapse, the amounts owed shall accrue compensatory and punitive interest at the rate of one and one half percent (1.5%) monthly until the time of actual payment.

7.6 The CLIENT shall comply with the technical and operating characteristics specified in Attachments A to A4 and those established by the National Telecommunications Commission (CNT).

         7.6.1 If the client should cause adverse effects or interference to the Space Segment, to other satellites or to other radio communications stations or services:

                 7.6.1.1 it shall immediately cease the adverse effect or interference and immediately lower the respective signal(s), performing and facilitating, in turn, all necessary actions for the immediate solution of the adverse effects or interference.

                 7.6.1.2 it shall liable for all consequences arising from the adverse effect or interference and shall indemnify the SUPPLIER for all damage caused by the adverse effect or interference and any claim made against in connection with same by the pertinent authority or any third party, and the provisions of article 8.3 shall be applied, the professionals indicated by the CLIENT being named at the latter's expense.

         7.6.2 In the case stipulated in article 7.6.1, without prejudice to the steps taken by the CLIENT, the SUPPLIER will have the right to perform any action aimed at eliminating the adverse effect or interference to which said article refers, including suspension or interruption of the signal(s) in question, after a communication. In order to take these measures, the SUPPLIER shall have proven beforehand the interference with graphical or photographic records made using calibrated instruments of a recognized brand.

[75418 438]

         7.6.3 The suspension or disruption to which article 7.6.2 refers will persist until the SUPPLIER verifies that the CLIENT is not causing the adverse effects or interference in question and has adapted to the applicable technical and operating characteristics during the period that suspension or disruption lasts, the CLIENT shall continue paying the price of the rental of the Assigned Capacity in full and complete manner without any discount.

         7.6.4   If the CLIENT does not comply with the obligation specified in article 7.6.1.1, the SUPPLIER shall demand that the CLIENT complies with its obligation in the period of time that must be set according to the circumstances of the case and proper protection of other clients of the Space Segment, other satellites or other stations or services of radio communications under warning of what is stipulated in article 7.6.5, at the SUPPLIER's option.

         7.6.5 In the event of the CLIENT's failure to comply with the stipulations of article 7.6.1.1 the SUPPLIER may opt to:

                 7.6.5.1 terminate the access included in Attachment A and A1 corresponding to the signal(s) causing the adverse effects or interference, or

                 7.6.5.2          terminate this Contract as a matter of law.

         7.6.6 Exercise of the option stipulated in article 7.6.5.1 does not prevent exercise of the option stipulated in article 7.6.5.2.

         7.6.7 In the case specified in article 7.6.5.1, the CLIENT shall continue paying the price of the rental for the Assigned Capacity fully and completely, without any discount whatsoever. The CLIENT shall comply with article 3.7 in order to once more access the Assigned Capacity.

         7.6.8 In the case specified in article 7.6.5.2 the termination will go into effect starting on the date when the SUPPLIER notifies the CLIENT of termination of the Contract. Once the termination takes place as a matter of law, the SUPPLIER shall have the full right to avail itself of the Assigned Capacity. The CLIENT shall lose its rights under the Contract and shall pay to the SUPPLIER in one lump-sum - in accordance with article 7.3 - under the penalty clause and without prejudice to the damages that might be applicable in accordance with the stipulations of article 7.6.1.2 fifteen percent (15%) of the amount corresponding to the remaining balance of the price of the rentals stipulated in the contract counted from the date on which the termination became effective, which amount may not be less than the amount equal to five (5) months of rent for the service under contract, all this according to the amounts established in Attachment B1.

[75418 439]

7.7 If this Contract is terminated for the reason set out in article 7.2.2, the CLIENT shall lose its rights under the Contract and shall pay to the SUPPLIER in one lump-sum - in accordance with article 7.3 - under the penalty clause and without prejudice to the damages that might be applicable in accordance with the stipulations of article 7.6.1.2, the totality of the price of the remaining rental of the price of the rents stipulated in the Contract as of the date on which the termination went into effect, according to the amounts established in Attachment B1, but in no case less than the price of six (6) months of rent.

7.8 The CLIENT may rescind this Contract through an advance notice notified in authentic manner to the SUPPLIER at least three (3) months before the effective date of rescission. In that case the CLIENT shall pay to the SUPPLIER - in accordance with article 7.3 - as indemnity, in one lump sum, a sum equal to fifteen percent (15%) of the amount corresponding to the remaining balance of the Contract counted from the effective date of termination, which sum may not be less than the amount equal to two (2) months of rent for the service under contract, all this according to the amounts established in Attachment B1.

ARTICLE 8

8.1 The SUPPLIER and/or PARACOMSAT S.A. shall not be liable for any loss or damage suffered by the CLIENT, including, but not limited to the loss of use, income or profits, damage caused by inability or impossibility of the SUPPLIER to grant the Assigned Capacity, by conclusion, interruption and/or suspension of the availability of said Assigned Capacity or degradation of the technical characteristics of the Assigned Capacity,

8.2 The CLIENT shall liable, shall hold harmless and/or indemnify the SUPPLIER and/or PARACOMSAT S.A. from any loss, damage, claim liability or expense resulting from:

         8.2.1 Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of the Assigned Capacity.

         8.2.2 Any violation of patents resulting from (a) use of devices and systems of the CLIENT, its users, clients, contractors, lessors, representatives or assignees, in combination or with respect to the Assigned Capacity, or (b) from use of the assigned capacity in any manner not envisaged by the SUPPLIER or PARACOMSAT S.A. and over which the latter do not exercise any control.

         8.2.3 All acts or omissions of IMPSAT, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of the Assigned Capacity.

[75418 440]

         8.2.4 All claims from third parties that in some way are related to quality, the manner or contents of any program, show or information transmitted by the CLIENT or any of its users of the services permitted and authorized by same; or due to any failure, regardless of the cause, in complying with an obligation toward another person for the transmission of information, a program or show.

8.3 The SUPPLIER shall immediately notify the CLIENT of any demand and/or administrative claim for indemnity arising under paragraph 8.2, and it shall not accept nor shall it settle, without the CLIENT's consent and at its expense, any claim that should be made. Furthermore, the SUPPLIER agrees to cooperate reasonably with the CLIENT in such procedures. The CLIENT may propose professional defenses, means or evidence or any other act or judicial step that it deems convenient.

ARTICLE 9

The CLIENT may not sub-rent or assign this Contract or the rights and obligations arising from same. The CLIENT may only use the Assigned Capacity in accordance with the purpose of the license, authorization or permit to which article 3.7 of the Contract refers. The SUPPLIER is not liable for the use that the CLIENT makes of the Assigned Capacity.

ARTICLE 10

The Parties agree that all the rights and obligations arising under this Contract with respect to the UTE as SUPPLIER shall be assigned automatically by the UTE to the corporation organized by the SUPPLIER and shall be in effect with respect to the UTE's assignee in accordance with point a) of the Preamble to this Contract. The CLIENT is aware of said circumstance and lends its agreement at this act to the assignment in question.

ARTICLE 11

The Parties to this Contract shall not be liable for default of its obligations for reasons of Force Majeure.

The following phenomena shall be considered reasons of Force Majeure, without being limited to them: catastrophe, explosion, fire, flooding, earthquakes, war (declared or undeclared), government acts, labor strikes, or other cases not foreseen within the reasonable control of the Parties.

[75418 441]

ARTICLE 12

Each one of the Parties that receives from the other information of a private nature or expressed declared as such agrees to protect and keep such information confidential.

ARTICLE 13

13.1 This Contract shall be governed and interpreted in accordance with laws in effect in the Argentine Republic.

13.2 If any provision of this Contract is considered invalid or otherwise unenforceable or undemandable, it shall not affect the validity, enforcement and demandability of the rest of the provisions of the Contract.

13.3 Any conflict that should arise or result from interpretation of this Contract and that cannot be settled amicable between the Parties shall be submitted to arbitration by the American Association of Arbitration, New York, United States of America, in accordance with its arbitration and settlement rules. Arbitration shall take place in Buenos Aries, and its decision shall be final and binding to the Parties.

ARTICLE 14

Either of the Parties may terminate this Contract if under the regulations of the International Telecommunications Union (ITU), restrictions should be imposed on use of the Assigned Capacity such that it significantly obstructs the scope of the uses described in the Attachments to the Contract or if the necessary government authorizations are not granted to the SUPPLIER or if they are granted and are revoked by the Argentine Government or ends the government authorization granted to the SUPPLIER. In such cases, as in the cases of clause
8.1 of the Contract, the CLIENT may not claim from the SUPPLIER or from PARACOMSAT S.A., directly or indirectly, any sum whatsoever for direct or indirect liability, indemnity, damages or for any other reason.

ARTICLE 15

The parties agree not to disclose to any third party and to keep as confidential the terms and conditions of this Contract. The commitment assumed herein shall be respected by any client and/or employee of the parties under the sole responsibility of each one of them.

[75418 442]

ARTICLE 16

This Contract shall go into effect after the signing by both Parties and shall end as stipulated in Article 3.1 or upon the end of any extension period stipulated in accordance with Article 5.

The parties establish a special domicile for all purposes of this Contract where notifications sent shall e valid:

THE SUPPLIER at Belgrano 615, 6th floor, city of Buenos Aires, Argentina, and THE CLIENT at Alferez Pareja 256, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign three copies with the same contents and for one sole purpose in the city of Buenos Aires on the 5th day of the month of November 1993.


[signature]                                                 [signature]
-----------                                                 -----------
     UTE                                                        CLIENT

[75418 443]

ADDITIONAL CLAUSE I; PARACOMSAT S.A., with domicile at 25 de Mayo 516, 6th floor, Buenos Aires, represented by Dr. Bartolome Luis Mitre, in his capacity as President, with full knowledge of the terms of this Contract becomes straightforward cosurety and main obligor (article 2005 of the Civil Code), waiving the benefits of discussion and division, of the obligations for which the SUPPLIER is responsible arising under the Contract. This guarantee will be valid only as long as the Contract includes exclusively the Assigned Capacity in NAHUEL C1 Satellite.




[signature]                                        [signature]
-----------                                        -----------
     UTE                                                CLIENT



[signature]
-----------
PARACOMSAT S.A.

[75418 444]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Roberto Abel Vivo Chaneton, in their capacity as attorneys-in-fact, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT wishes to expand the Assigned Capacity rented under the Satellite Facility Rental Contract signed by the Parties on November 5, 1993 (hereinafter the "Contract") beginning on February 1, 1994, by nine (9) additional Mega Hertz (hereinafter "MHz"); and WHEREAS,

In order to formalize the expansion in question, it is necessary to replace certain articles of the Contract; and WHEREAS,

Except for the amendments that are expressly stipulated in this Expansion, what is agreed upon in the Contract and its Attachments shall remain in effect in all its terms.

Therefore, the Parties AGREE:

1.- That the Assigned Capacity, beginning on February 1, 1994, shall be expanded to a total of fifteen (15) MHz.

2.- Given the new capacity that the CLIENT will have available beginning on February 1, 1994, Attachment B1 to the Contract will be replaced with a new Attachment called B1-I- that describes the rates applicable to the new Assigned Capacity beginning on February 1, 1994.

3.- To replace, effective on the date mentioned in article 1, articles 3.1, 3.2, 3.3, 3.4 and 3.5 of the Contract with the following, identifiable with the same numbering:

[three illegible signatures]                       Lic. ROBERTO VIVO CHANETON
                                                            VICE PRESIDENT

[75418 445]

"3.1 The Capacity Assigned to the CLIENT consists of fifteen (15) Mega-Hertz (hereinafter "MHz") in a transponder of the NAHUEL C1 Satellite in "geostationary orbit of the vertical polarization starting on October 1, 1993 until December 31, 1996 in accordance with the rates described in Attachment B1-II.

"3.2     The Available Bandwidth of the Assigned Transponder is fifty (50) MHz.

3.3 The percentage of the Available Bandwidth corresponding to the Assigned Capacity is thirty-eight percent (38%).

3.4 The Available Power of the Assigned Transponder corresponds to an output back-off of 4.5 decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.5 The maximum percentage of the Available Power of the Assigned Transponder which the CLIENT will have the right to use is thirty-eight percent (38%). This percentage corresponds to a total input back-off of all carriers at the Assigned Capacity of eight point seven (8.7) db of the applicable progressive wave tube amplifier."

4.- In view of such Expansion, the CLIENT pays at this act the sum of nineteen five hundred Pesos ($19,500) as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which hereinafter will be for a total of one hundred one thousand five hundred Pesos ($101,500). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

5.- Except for what is expressly amended by the Expansion dated 2-8-1994 and by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

The parties ratify the special domiciles established:

THE SUPPLIER at Belgrano 615, 6th floor, city of Buenos Aires, Argentina, and

THE CLIENT at Alferez Pareja 256, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose in the city of Buenos Aires on the 8th day of the month of February 1994.

/s/                                                /s/
ECKART SCHOBER                                     Lic. ROBERTO VIVO CHANETON
LEGAL REPRESENTATIVE                               VICE PRESIDENT

[75418 446]

                                ATTACHMENT B1-I
                     PARACOMSAT S.A. - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

- Between February 1, 1994 to December 31, 1994: US$ 902,000 payable in eleven (11) monthly, equal and consecutive installments of US$ 82,000.

- Between January 1, 1995 to December 31, 1995: US$ 984,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 82,000.

- Between January 1, 1996 to December 31, 1996: US$ 984,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 82,000.

/s/                                                /s/
ECKART SCHOBER                                     Lic. ROBERTO VIVO CHANETON
LEGAL REPRESENTATIVE                               VICE PRESIDENT

[75418 447]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Roberto Abel Vivo Chaneton, in their capacity as attorneys-in-fact of said company, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT wishes to expand the satellite facility rented according to the Satellite Facility Rental Contract signed on November 5, 1993 between the CLIENT and AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES - (hereinafter the "Contract") and the expansion to same signed between the Parties on February 8, 1994 (hereinafter the "Expansion dated 2-8-1994"); and WHEREAS,

The CLIENT wishes to expand the satellite facility rented by four (4) additional Mega-Hertz (hereinafter the "MHz); and WHEREAS,

In order to formalize the expansion in question, it is necessary to replace certain articles of the Contract, duly amended by the Expansion dated 2-8-1994.

Therefore, the Parties AGREE:

1.- That the satellite facility that the CLIENT is renting will be expanded to a total of nineteen (19) MHz (hereinafter the "Assigned Capacity") beginning on April 1, 1994.

2.- Given the Assigned Capacity that will be available to the CLIENT, to replace Attachment B1-I- of the Contract, in accordance with the Expansion dated 2-8-1994, with a new Attachment called B1-II- that describes the rates applicable to said Assigned Capacity beginning on April 1, 1994.

[75418 448]

                                ATTACHMENT B1-II
                     PARACOMSAT S.A. - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

-        Between February 1, 1994 to March 31, 1994: US$ 164,000 payable in two
         (2) monthly, equal and consecutive installments of US$ 82,000.

- Between April 1, 1994 to December 31, 1994: US$ 913,500 payable in nine (9) monthly, equal and consecutive installments of US$ 101,500.

- Between January 1, 1995 to December 31, 1995: US$ 1,218,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 101,500.

- Between January 1, 1996 to December 31, 1996: US$ 1,218,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 101,500.

[75418 449]
[repeat of 75418 448]

[75418 450]
[repeat of 75418 447]

[75418 451]
3.- To replace, effective on the date mentioned in article 1, articles 3.1, 3.2, 3.3, 3.4 and 3.5 of the Contract, amended by the Expansion dated 2-8-1994, with the following, identifiable with the same numbering:

"3.1 The Capacity Assigned to the CLIENT consists of nineteen (19) MHz in a transponder of the NAHUEL C1 Satellite in geostationary orbit of the vertical polarization starting on April 1, 1994 until December 31, 1996 in accordance with the rates described in Attachment B1-II.

"3.2     The Available Bandwidth of the Assigned Transponder is fifty (50) MHz.

3.3 The percentage of the Available Bandwidth corresponding to the Assigned Capacity is thirty-eight percent (38%).

3.4 The Available Power of the Assigned Transponder corresponds to an output back-off of 4.5 decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.5 The maximum percentage of the Available Power of the Assigned Transponder which the CLIENT will have the right to use is thirty-eight percent (38%). This percentage corresponds to a total input back-off of all carriers at the Assigned Capacity of eight point seven (8.7) db of the applicable progressive wave tube amplifier."

4.- In view of such Expansion, the CLIENT pays at this act the sum of nineteen five hundred Pesos ($19,500) as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which hereinafter will be for a total of one hundred one thousand five hundred Pesos ($101,500). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

5.- Except for what is expressly amended by the Expansion dated 2-8-1994 and by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

The UTE establishes a new domicile for purposes of the Contract and its respective expansions at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina, and

[75418 452]

The CLIENT ratifies that duly established at Alferez Pareja 245, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose in the city of Buenos Aires on the 7th day of the month of April 1994.

/s/                                                       /s/ Roberto Vivo
ECKART SCHOBER
LEGAL REPRESENTATIVE

[75418 453]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Daniel Vicente Hourquescos in their capacity as attorneys-in-fact of said company, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT signed, on November 5, 1993, a Satellite Facility Rental Contract (hereinafter the "Contract") with "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES"; and WHEREAS,

The transitory union of companies called "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES" was replaced by the UTE; and WHEREAS,

The Parties signed a first and a second expansion of the Contract dated February 8, 1994 (hereinafter the "Expansion dated 2-8-1994") and dated April 7, 1994 (hereinafter the "Expansion dated 4-7-1994"), respectively; and WHEREAS,

The CLIENT wishes to expand by six (6) additional Mega-Hertz (hereinafter "MHz") the satellite facility rented according to the Contract and its expansions; and WHEREAS,

Given the amount of satellite facility that the CLIENT wishes to rent, same will be distributed in one or two transponders of NAHUEL C-1 Satellite; and WHEREAS,

In order to formalize the new expansion, it is necessary to replace article THREE and amend article SEVEN of the Contract, duly agreed upon, with the Expansion dated 2-8-1994 and the Expansion dated 4-7-1994. It is also necessary to replace Attachment B1-II-with a new Attachment.

[75418 454]

Hence, the parties AGREE:

1.- That the satellite facility that the CLIENT is renting shall be expanded to a total of twenty-five (25) MHz (hereinafter the "Assigned Capacity") beginning on July 1, 1994.

2.- Given the Assigned Capacity assigned to the CLIENT, to replace Attachment B1-II- to the Contract, in accordance with the Expansion dated 4-7-1994, with a new Attachment called B1-III- that describes the rates applicable to such Assigned Capacity beginning on July 1, 1994.

3.- To replace, effective July 1, 1994, article THREE (3) of the Contract, agreed upon in the Expansion dated 4-7-1994, with the following:

3.1 The Capacity Assigned to the CLIENT consists of twenty-five (25) MHz distributed in one or more transponders of the NAHUEL C1 Satellite starting on July 1, 1994 until December 31, 1996 in accordance with the rates described in Attachment B1-III.

"3.2 The Available Power of each Assigned Transponder corresponds to an output backup of four point five (4.5) decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.3 The CLIENT has the right to use a fraction of the Available Power at each Assigned Transponder in proportion to the fraction of its Assigned Capacity in the Assigned Transponder(s). The maximum total fraction of the Available Power at the Assigned Transponder(s) corresponds to a total output back-off of all the carriers for the Assigned Capacity of seven point five (7.5) db."

4.- In view of this expansion, the CLIENT pays at this act the sum of twenty-eight thousand one hundred thirty-six Pesos ($28,136) as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which hereinafter will be for a total of one hundred twenty-nine thousand six hundred thirty-six Pesos ($129,636). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

5.- Except for what is expressly amended by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

[75418 455]

The UTE ratifies its domicile established for the purposes of the Contract and of its respective expansions at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina, and

The CLIENT ratifies that duly established at Alferez Pareja 245, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose in the city of Buenos Aires on the [14TH?] day of the month of July 1994.

/s/                                                       [illegible signature]
ECKART SCHOBER
LEGAL REPRESENTATIVE

[75418 456]

                               ATTACHMENT B1-III
                     PARACOMSAT S.A. - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

-        Between February 1, 1994 to March 31, 1994: US$ 164,000 payable in two
         (2) monthly, equal and consecutive installments of US$ 82,000.

-        Between April 1, 1994 to June 30, 1994: US$ 304,500 payable in three
         (3) monthly, equal and consecutive installments of US$ 101,500.

-        Between July 1, 1994 to December 31, 1994: US$ 777,816 payable in six
         (6) monthly, equal and consecutive installments of US$ 129,636.

- Between January 1, 1995 to December 31, 1995: US$ 1,555,632 payable in twelve (12) monthly, equal and consecutive installments of US$ 129,636.

- Between January 1, 1996 to December 31, 1996: US$ 1,555,632 payable in twelve (12) monthly, equal and consecutive installments of US$ 129,636.

                                                          /s/
                                                          ECKART SCHOBER
                                                          LEGAL REPRESENTATIVE

[75418 457]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Daniel Vicente Hourquescos in their capacity as attorneys-in-fact of said company, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT signed, on November 5, 1993, a Satellite Facility Rental Contract (hereinafter the "Contract") with "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES"; and WHEREAS,

The transitory union of companies called "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES" was replaced by the SUPPLIER; and WHEREAS,

The Parties signed three expansions of the Contract, the first one dated February 8, 1994 (hereinafter the "Expansion dated 2-8-1994"), the second one dated April 7, 1994 (hereinafter the "Expansion dated 4-7-1994"), and the last one dated July 14, 1994 (hereinafter the "Expansion dated 7-14-1994"), respectively; and WHEREAS,

The CLIENT wishes to expand by five (5) additional Mega-Hertz (hereinafter "MHz") the satellite facility rented according to the Contract and its expansions; and WHEREAS,

Given the amount of satellite facility that the CLIENT wishes to rent, same will be distributed in one or two transponders of NAHUEL C-1 Satellite; and WHEREAS,

In order to formalize the new expansion, it is necessary to replace article THREE and amend article SEVEN of the Contract, duly agreed upon, with the

[75418 458]

Expansion dated 2-8-1994, the Expansion dated 4-7-1994 and the Expansion dated 7-14-1994. It is also necessary to replace Attachment B1-III- with a new Attachment.

Hence, the parties AGREE:

1.- That the satellite facility that the CLIENT is renting shall be expanded to a total of thirty (30) MHz (hereinafter the "Assigned Capacity") beginning on October 1, 1994.

2.- Given the Assigned Capacity assigned to the CLIENT, to replace Attachment B1-III- to the Contract, in accordance with the Expansion dated 7-14-1994 with a new Attachment called B1-IV- that describes the rates applicable to such Assigned Capacity beginning on October 1, 1994.

3.- To replace, effective October 1, 1994, article THREE (3) of the Contract, agreed upon in the Expansion dated 7-14-1994 with the following:

3.1 The Capacity Assigned to the CLIENT consists of thirty (30) MHz distributed in one or more transponders of the NAHUEL C1 Satellite starting on October 1, 1994 until December 31, 1996 in accordance with the rates described in Attachment B1-IV.

"3.2 The Available Power of each Assigned Transponder corresponds to an output backup of four point five (4.5) decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.3 The CLIENT has the right to use a fraction of the Available Power at each Assigned Transponder in proportion to the fraction of its Assigned Capacity in the Assigned Transponder(s). The maximum total fraction of the Available Power at the Assigned Transponder(s) corresponds to a total output back-off of all the carriers for the Assigned Capacity of six point seven (6.7) db."

4.- In view of this expansion, the CLIENT pays at this act the sum of twenty-two thousand eight hundred sixty ($22,860) Pesos as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which hereinafter will be for a total of one hundred fifty-two thousand five hundred Pesos ($152,500). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

[75418 459]

5.- Except for what is expressly amended by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

The SUPPLIER ratifies its domicile established for the purposes of the Contract and of its respective expansions at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina, and

The CLIENT ratifies that duly established at Alferez Pareja 245, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose, their pages written only on the obverse, in the city of Buenos Aires on the 30th day of the month of September 1994.

                                                            /s/
                                                            ECKART SCHOBER
                                                            LEGAL REPRESENTATIVE

[75418 460]

                                ATTACHMENT B1-IV
                          Rates - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

-        Between February 1, 1994 to March 31, 1994: US$ 164,000 payable in two
         (2) monthly, equal and consecutive installments of US$ 82,000.

-        Between April 1, 1994 to June 30, 1994: US$ 304,500 payable in three
         (3) monthly, equal and consecutive installments of US$ 101,500.

- Between July 1, 1994 to September 30, 1994: US$ 388,908 payable in three (3) monthly, equal and consecutive installments of US$ 129,636.

- Between October 1, 1994 to December 31, 1994: US$ 457,500 payable in three (3) monthly, equal and consecutive installments of US$ 152,500.

- Between January 1, 1995 to December 31, 1995: US$ 1,830,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 152,500.

- Between January 1, 1996 to December 31, 1996: US$ 1,830,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 152,500.

                                                    /s/
NAHUELSAT S.A.                                            ECKART SCHOBER
                                                    LEGAL REPRESENTATIVE

VICE PRESIDENT

[75418 461]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Daniel Vicente Hourquescos in their capacity as attorneys-in-fact of said company, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT signed, on November 5, 1993, a Satellite Facility Rental Contract (hereinafter the "Contract") with "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES"; and WHEREAS,

The transitory union of companies called "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES" was replaced by the SUPPLIER; and WHEREAS,

The Parties signed four expansions of the Contract, the first one dated February 8, 1994 (hereinafter the "Expansion dated 2-8-1994"), the second one dated April 7, 1994 (hereinafter the "Expansion dated 4-7-1994"), the third one dated July 14, 1994 (hereinafter the "Expansion dated 7-14-1994"), and the last one dated September 30, 1994 (hereinafter the "Expansion dated 9-30-1994"), respectively; and WHEREAS,

The CLIENT wishes to expand by five (5) additional Mega-Hertz (hereinafter "MHz") the satellite facility rented according to the Contract and its expansions; and WHEREAS,

Given the amount of satellite facility that the CLIENT wishes to rent, same will be distributed in one or two transponders of NAHUEL C-1 Satellite; and WHEREAS,

[75418 462]

In order to formalize the new expansion, it is necessary to replace article THREE and amend article SEVEN of the Contract, duly agreed upon, with the Expansion dated 2-8-1994, the Expansion dated 4-7-1994, the Expansion dated 7-14-1994 and Expansion dated 9-30-1994. It is also necessary to replace Attachment B1-IV- with a new Attachment.

Hence, the parties AGREE:

1.- That the satellite facility that the CLIENT is renting shall be expanded to a total of thirty-five (35) MHz (hereinafter the "Assigned Capacity") beginning on February 1, 1995.

2.- Given the Assigned Capacity assigned to the CLIENT, to replace Attachment B1-IV- to the Contract, in accordance with the Expansion dated 9-30-1994 with a new Attachment called B1-V- that describes the rates applicable to such Assigned Capacity beginning on February 1, 1995.

3.- To replace, effective February 1, 1995, article THREE (3) of the Contract, agreed upon in Expansion dated 9-30-1994 with the following:

3.1 The Capacity Assigned to the CLIENT consists of thirty-five (35) MHz distributed in one or more transponders of the NAHUEL C1 Satellite starting on February 1, 1995 until December 31, 1996 in accordance with the rates described in Attachment B1-V.

"3.2 The Available Power of each Assigned Transponder corresponds to an output backup of four point five (4.5) decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.3 The CLIENT has the right to use a fraction of the Available Power at each Assigned Transponder in proportion to the fraction of its Assigned Capacity in the Assigned Transponder(s). The maximum total fraction of the Available Power at the Assigned Transponder(s) corresponds to a total output back-off of all the carriers for the Assigned Capacity of six point five (6.5) db."

4.- In view of this expansion, the CLIENT pays at this act the sum of twenty-two thousand five hundred Pesos ($22,500) as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which hereinafter will be for a total of one hundred seventy-five thousand

[75418 463]

         Pesos ($175,000). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

5.- Except for what is expressly amended by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

The SUPPLIER ratifies its domicile established for the purposes of the Contract and of its respective expansions at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina, and

The CLIENT ratifies that duly established at Alferez Pareja 245, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose, their pages written only on the obverse, in the city of Buenos Aires on the 12th day of the month of December 1994.

[75418 464]

                                ATTACHMENT B1-V
                          Rates - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

-        Between February 1, 1994 to March 31, 1994: US$ 164,000 payable in two
         (2) monthly, equal and consecutive installments of US$ 82,000.

-        Between April 1, 1994 to June 30, 1994: US$ 304,500 payable in three
         (3) monthly, equal and consecutive installments of US$ 101,500.

- Between July 1, 1994 to September 30, 1994: US$ 388,908 payable in three (3) monthly, equal and consecutive installments of US$ 129,636.

- Between October 1, 1994 to December 31, 1994: US$ 457,500 payable in three (3) monthly, equal and consecutive installments of US$ 152,500.

- Between January 1, 1995 to January 31, 1995: US$ 152,500 payable in one single installment.

- Between February 1, 1995 to December 31, 1995: US$ 1,925,000 payable in twelve (11) monthly, equal and consecutive installments of US$ 175,000.

- Between January 1, 1996 to December 31, 1996: US$ 2,100,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 175,000.

[75418 465 - repeat of 75418 461]

[75418 466 - repeat of 75418 462]

[75418 467 - repeat of 75418 463]

[75418 468 - repeat of 75418 464]

[75418 469 - FIRST PAGE OF NEW EXPANSION APPARENTLY MISSING. THIS IS SECOND
PAGE]

In order to formalize the new expansion, it is necessary to replace article THREE and amend article SEVEN of the Contract, duly agreed upon, with the Expansion dated 12-12-1994. It is also necessary to replace Attachment B1-V-with a new Attachment.

Hence, the parties AGREE:

1.- That the satellite facility that the CLIENT is renting shall be expanded to a total of thirty-nine (39) MHz (hereinafter the "Assigned Capacity") beginning on February 1, 1995.

2.- Given the Assigned Capacity assigned to the CLIENT, to replace Attachment B1-V- to the Contract, in accordance with the Expansion dated 12-12-1994 with a new Attachment called B1-VI- that describes the rates applicable to such Assigned Capacity beginning on February 1, 1995.

3.- To replace, effective February 1, 1995, article THREE (3) of the Contract, agreed upon in Expansion dated 12-12-1994 with the following:

3.1 The Capacity Assigned to the CLIENT consists of thirty-nine (39) MHz distributed in one or more transponders of the NAHUEL C1 Satellite starting on February 1, 1995 until December 31, 1996 in accordance with the rates described in Attachment B1-VI.

"3.2 The Available Power of each Assigned Transponder corresponds to an output backup of four point five (4.5) decibels (hereinafter "db") of the applicable progressive wave tube amplifier.

3.3 The CLIENT has the right to use a fraction of the Available Power at each Assigned Transponder in proportion to the fraction of its Assigned Capacity in the Assigned Transponder(s). The maximum total fraction of the Available Power at the Assigned Transponder(s) corresponds to a total output back-off of all the carriers for the Assigned Capacity of five point five eight (5.58) db."

4.- In view of this expansion, the CLIENT pays at this act the sum of twenty-two thousand five hundred Pesos ($17,000) as an increase in the deposit in guarantee set out in article 7.1 of the Contract, which

[75418 470]

         hereinafter will be for a total of one hundred ninety-two thousand Pesos ($192,000). It is expressly agreed that article 7.1 retains its entire validity unless as herein stipulated.

5.- Except for what is expressly amended by this expansion, the Contract shall remain in effect in its original text, including the Attachments that are part of same.

The SUPPLIER ratifies its domicile established for the purposes of the Contract and of its respective expansions at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina, and

The CLIENT ratifies that duly established at Alferez Pareja 245, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose, their pages written only on the obverse, in the city of Buenos Aires on the 24th day of the month of January 1995.

                                                            /s/
                                                            ECKART SCHOBER
                                                            LEGAL REPRESENTATIVE

[75418 471]

                                ATTACHMENT B1-VI
                          Rates - NAHUEL C-1 Satellite

The price that the CLIENT shall pay for rental of the Assigned Capacity at the NAHUEL C-1 Satellite is the following:

- Between October 1, 1993 to December 31, 1993: US$ 108,000 payable in three (3) monthly, equal and consecutive installments of US$ 36,000.

- Between January 1, 1994 to January 31, 1994: US$ 36,000 payable in one single installment.

-        Between February 1, 1994 to March 31, 1994: US$ 164,000 payable in two
         (2) monthly, equal and consecutive installments of US$ 82,000.

-        Between April 1, 1994 to June 30, 1994: US$ 304,500 payable in three
         (3) monthly, equal and consecutive installments of US$ 101,500.

- Between July 1, 1994 to September 30, 1994: US$ 388,908 payable in three (3) monthly, equal and consecutive installments of US$ 129,636.

- Between October 1, 1994 to December 31, 1994: US$ 457,500 payable in three (3) monthly, equal and consecutive installments of US$ 152,500.

- Between January 1, 1995 to January 31, 1995: US$ 152,500 payable in one single installment.

- Between February 1, 1995 to December 31, 1995: US$ 2,112,000 payable in twelve (11) monthly, equal and consecutive installments of US$ 192,000.

- Between January 1, 1996 to December 31, 1996: US$ 2,304,000 payable in twelve (12) monthly, equal and consecutive installments of US$ 192,000.

[75418 472 - see 469. THIS IS MISSING FIRST PAGE.]

                             EXPANSION OF CONTRACT

BETWEEN:

         AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Aktiengesselschaft - TRANSITORY UNION OF COMPANIES (hereinafter the "UTE"), on the one hand, represented at this act by its legal representative Mr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT") on the other hand, represented at this act by the Accountant Mr. Jose Ramon Torres and Licenciado Mr. Daniel Vicente Hourquescos in their capacity as attorneys-in-fact of said company, hereinafter jointly called the "Parties" and WHEREAS:

The CLIENT signed, on November 5, 1993, a Satellite Facility Rental Contract (hereinafter the "Contract") with "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES"; and WHEREAS,

The transitory union of companies called "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES" was replaced by the SUPPLIER; and WHEREAS,

The Parties signed five expansions of the Contract, the first one dated February 8, 1994 (hereinafter the "Expansion dated 2-8-1994"), the second one dated April 7, 1994 (hereinafter the "Expansion dated 4-7-1994"), the third one dated July 14, 1994 (hereinafter the "Expansion dated 7-14-1994"), the fourth one dated September 30, 1994 (hereinafter the "Expansion dated 9-30-1994") and the last one dated December 12, 1994 (hereinafter the "Expansion dated 12-12-1994"), respectively; and WHEREAS,

The CLIENT wishes to expand by four (4) additional Mega-Hertz (hereinafter "MHz") the satellite facility rented according to the Contract and its expansions; and WHEREAS,

Given the amount of satellite facility that the CLIENT wishes to rent, same will be distributed in one or two transponders of NAHUEL C-1 Satellite; and WHEREAS,

[75418 473 - blank page]

[75418 474]





                                    CONTRACT



                                      WITH



                                    INTELSAT

                                    705/706

[75418 475]

Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Oscar Felix Gonzalez, with legal domicile in Perc 103, Federal Capital, on the one hand, and IMPSAT S.A., hereinafter "THE COMPANY", represented by Daniel Vicente Hourquescos, in his capacity of representative and Edgardo Aurelio Nesossi, in his capacity as attorney-in fact, with legal domicile at Alferez Pareja 256, Federal Capital, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 8,673,000 (EIGHT MILLION SIX HUNDRED SEVENTY-THREE THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 867,300 (EIGHT HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 1,752,300 (ONE MILLION SEVEN HUNDRED FIFTY-TWO THOUSAND THREE HUNDRED U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 1,947,000 (ONE MILLION NINE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

[75418 476]

FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

[75418 477]

NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with

[75418 478]

the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general. For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

[75418 479]

EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 8,673,000 (EIGHT MILLION SIX HUNDRED SEVENTY-THREE THOUSAND U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 867,300 (EIGHT HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED U.S. DOLLARS), that is from the US$ 9,540,300 (NINE MILLION FIVE HUNDRED FORTY THOUSAND THREE HUNDRED U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal Capital with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 27th day of March of 1995 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 480]

                                  ATTACHMENT A

THE CNT agrees to seek before INTELSAT, for the account and order of IMPSAT, a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:

SATELLITE                 :                INTELSAT 706
ORBITAL POSITION          :                307 degree E
BAND                      :                Ku
TYPE OF BEAM              :                S3/S3
TRANSPONDERS              :                111/211
BANDWIDTH                 :                THIRTY-SIX (36) MHz
TYPE OF DUTY              :                Uninterruptible
DURATION OF CONTRACT      :                5 years
PLANNED COMMISSIONING
DATE                      :                APRIL 1, 1995

[75418 481]

        COMPLEMENTARY AGREEMENT TO THE C.N.T. - SATELNET S.A. CONTRACT

Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE C.N.T", represented at this act by its INTERVENER, Dr. Jose Luis PALAZZO, with legal domicile at Sarmiento 151 - 4th floor, of the city of Buenos Aires, on the one hand and SATELNET S.A., represented by Dr. Victor Taiarol and Dr. Alberto V. Lisdero, in their capacities as President and Vice President of same, with legal domicile at Florida 537, 5th Floor, on the other hand, it is agreed to enter into, subject to the following clauses and conditions, this complementary agreement, which partially amends the contract signed by the same parties and approved by NATIONAL EXECUTIVE BRANCH Decree No. 2709 of December 20, 1991.

ONE: For operating reasons, assignment of the satellite capacity mentioned in clauses ONE AND TEN and in the ATTACHMENT of the afore-mentioned contract has been carried out during the period between February 1 and July 14, 1992, with a capacity of 18 MHz at the 94/94 transponders of INTELSAT satellite 605, longitude 335.5 degree E and transferred starting on July 15, 1992 to the 95/95 transponder of INTELSAT satellite 603, longitude 325.5 degree E with a capacity of 36 MHz, all with coverage of the Southwest zonal beams.

TWO: The parties agree that said satellite capacity shall have the nature of "uninterruptible", and the terms and conditions of the original contract and this amendment are subject to agreement with the special mode of the capacity in question depending on how same is defined in the INTELSAT Agreement.

THREE: For purposes of computing the period set forth in point b) of clause TWO of the contract, the parties agree that same started to be counted beginning on February 1, 1992.

FOURTH: As consideration SATELNET S.A. shall pay the sum of SIX MILLION EIGHT HUNDRED NINETEEN THOUSAND EIGHT HUNDRED FORTY U.S. DOLLARS (US$ 6,819,840.00) for the rent of the capacity described in clause ONE during a period of five years plus a commission of 10% equivalent to SIX HUNDRED EIGHTY-ONE THOUSAND NINE HUNDRED EIGHTY-FOUR U.S. DOLLARS (US$ 681,984.00) in favor of the C.N.T. The first year a total amount of US$ ONE MILLION ONE HUNDRED SIXTY-FIVE THOUSAND EIGHT HUNDRED TWENTY-FOUR U.S. DOLLARS (US$ 1,165,824.00) shall be paid, and in each of the four subsequent years ONE MILLION FIVE HUNDRED EIGHTY-FOUR THOUSAND U.S. DOLLARS (US$ 1,584,000.00). The respective amounts will be invoiced by the C.N.T. once it receives authentic accounting documentation from INTELSAT, and they shall be paid by SATELNET S.A. within ten
(10) days of receipt of the invoice at the domicile established by the C.N.T. in this contract.

[75418 482]

FIVE: For purposes of guaranteeing performance of the obligations of SATELNET S.A., the latter shall submit a guarantee that covers at all time ONE HUNDRED PERCENT (100%) of the amount to be paid by the C.N.T. to INTELSAT in case of breach of this contract by SATELNET S.A.. For purposes of calculation of this amount both parties state that they accept the formula of indemnity for cancellation established by INTELSAT that is in effect at the time of same. The current formula is that established in document BG-94-52 of INTELSAT, Attachment No. 1, Section J (Cancellation Policy).

For purposes of submission of the guarantee for this contract, the initial above-mentioned amount totals to date TWO MILLION SEVEN HUNDRED SEVENTY-TWO THOUSAND U.S. DOLLARS (US$ 2,772,000.00).

Said guarantee may be established through guarantee insurance or bank guarantees with first-rate companies. The C.N.T. shall, in a period of FORTY-EIGHT (48) working hours, accept or reject, with justified cause, the guarantee that is submitted. In the latter case SATELNET S.A. shall submit a new guarantee. This contract shall not go into effect until the C.N.T. has accepted the guarantee in question.

SIX: SATELNET S.A. may opt to adhere to any new national or international system that may be applicable to the Contract provided the conditions to access such system are complied with and no harm whatsoever is caused to the National State.

For such purposes SATELNET S.A. shall notify the C.N.T. in genuine manner of the exercise of the option in question and the amended rule that it wishes to incorporate to the Contract.

This option shall also be valid for those INTELSAT provisions that are not obligatory.

SEVEN: The rest of the clauses and conditions of the contract approved by NATIONAL EXECUTIVE BRANCH Decree No. 2709 of December 20, 1991 remain without amendment.

As a sign of agreement 3 (three) copies with the same contents and for one sole purpose are signed in Buenos Aires on eh 3rd day of the month of March of 1993.

[75418 483]

Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Rinaldo Antonio Colome, with legal domicile in Perc 103, Federal Capital, on the one hand, and SATELNET S.A., hereinafter "THE COMPANY", represented by Jose Ramon Torres and Eduardo Jose Mignacco, in their capacity of representatives with legal domicile at Florida 537, 5th floor, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 1,470,000 (ONE MILLION FOUR HUNDRED SEVENTY THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 147,000 (ONE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 297,000 (TWO HUNDRED NINETY-SEVEN THOUSAND U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 330,000 (THREE HUNDRED THIRTY THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

[75418 484]

FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

[75418 485]

NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

[75418 486]

THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general.

[75418 487]

For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 1,470,000 (ONE MILLION FOUR HUNDRED SEVENTY THOUSAND U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 147,000 (ONE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS), that is from the US$ 1,617,000 (ONE MILLION SIX HUNDRED SEVENTEEN THOUSAND U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal Capital with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 23rd day of March of 1994 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 494]

                                  ATTACHMENT A

THE CNT agrees to seek before INTELSAT, for the account and order of SATELNET S.A., a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:

SATELLITE                 :                INTELSAT 706
ORBITAL POSITION          :                307 degree E
BAND                      :                C
TYPE OF BEAM              :                SPOT/SPOT
TRANSPONDERS              :                186/186
BANDWIDTH                 :                FIVE (5) MHz
TYPE OF DUTY              :                UNINTERRUPTIBLE
DURATION OF CONTRACT      :                FIVE (5) YEARS
PLANNED COMMISSIONING
DATE                      :                APRIL 1, 1995

[75418 489]

Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Rinaldo Antonio Colome, with legal domicile in Perc 103, Federal Capital, on the one hand, and IMPSAT S.A., hereinafter "THE COMPANY", represented by Daniel Vicente Hourquescos and Jose Ramon Torres, in their capacity of representatives with legal domicile at Alferez Pareja 256, Federal Capital, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 2,646,000 (TWO MILLION SIX HUNDRED FORTY-SIX THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 264,600 (TWO HUNDRED SIXTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 534,600 (FIVE HUNDRED THIRTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 594,000 (FIVE HUNDRED NINETY-FOUR THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

[75418 490]

SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is

[75418 491]

entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

[75418 492]

FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general. For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a

[75418 493]

guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 2,646,600 (TWO MILLION SIX HUNDRED FORTY-SIX THOUSAND SIX HUNDRED U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 264,600 (TWO HUNDRED SIXTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS), that is from the US$ 2,910,600 (TWO MILLION NINE HUNDRED TEN THOUSAND SIX HUNDRED U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal CapITAL with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 23rd day of May of 1994 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 494]

                                  ATTACHMENT A

THE CNT agrees to seek before INTELSAT, for the account and order of SATELNET S.A., a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:

SATELLITE                         :                INTELSAT 706
ORBITAL POSITION                  :                307 degree E
BAND                              :                C
TYPE OF BEAM                      :                SPOT/SPOT
TRANSPONDERS                      :                186/186
BANDWIDTH                         :                NINE (9) MHz
TYPE OF DUTY                      :                UNINTERRUPTIBLE
DURATION OF CONTRACT              :                FIVE (5) YEARS
PLANNED COMMISSIONING
DATE                              :                APRIL 1, 1995

[75418 495]

                                SERVICE CONTRACT

This contract is entered into between the International Telecommunications Satellite Organization (hereinafter "INTELSAT"), an international organization established through the Agreement relative to the International Telecommunications Satellite Organization "INTELSAT" (hereinafter the "INTELSAT Agreement") and the Operating Agreement relative to same (hereinafter the "INTELSAT Operating Agreement" signed in Washington, D.C. on August 20, 1971, headquartered in Washington, D.C., U.S.A and "IMPSAT S.A." (hereinafter the "client"), Alferez Pareja 256, Buenos Aires, organized and existing under the laws of the Argentine Republic and authorized by one or more Signatories of INTELSAT to have direct access to the INTELSAT space segment.

         WHEREAS INTELSAT and the client wish to enter into an agreement that sets down the basic terms and conditions for direct access by the client to the INTELSAT space segment and its use of same;

         THEREFORE, INTELSAT and the client agree to the following:

1.       Definition

         "Party" means a State for which the INTELSAT Agreement has gone into effect.

         "Signatory" means a Party or the telecommunications entity designated by a Party that has signed the INTELSAT Operating Agreement.

2.       Basic contract for orders

         This contract serves as the basic contract for orders. Subject to the terms and conditions of this contract, INTELSAT agrees to do whatever is possible to make available to the client the capacity of the INTELSAT space segment that the latter requests periodically. The client shall submit capacity requests in the specific forms to request and amend services that

[75418 496]

appear in the SSOG-104, "Forms for orders, amendments and reports on services".

The requests for service and assignment of capacity, once approved by INTELSAT, shall be governed by this contract. The client understands and agrees that this contract is not a commitment or a promise, express or implicit, by INTELSAT in the sense that the client will be assigned capacity of the INTELSAT space segment.

3.       General terms and conditions

         On the date of this contract, the client agrees to comply with the terms and conditions set out by INTELSAT for the services furnished through assignments of capacity of the INTELSAT space segment in accordance with this contract. Such terms and conditions include those listed in the INTELSAT Earth Stations Guides (IESS), the Satellite System Operating Guide (SSOG) and the INTELSAT Rates Manual, which are incorporated to this contract by reference, to the extent that such terms and conditions correspond to the specific types of services requested by the client and assigned under this contract by INTELSAT, such terms being capable of being amended from time to time. The terms and conditions of each capacity assignment shall be those that are in effect at the time the assignment is mae, and they shall not change during the original assignment period. The client also agrees to abide by all conditions of regulation and granting of licenses promulgated by the pertinent national authority and to comply with same.

4.       Investment in INTELSAT

         If the client invests in INTELSAT, it agrees to comply with the terms and conditions set forth in the contract with the investment company that the client signs with INTELSAT.

5.       Conditions to receive capacity from INTELSAT

a. A request for reservation or supply of capacity of the INTELSAT space segment submitted by a client may be turned down unless INTELSAT's management has decided that such client is solvent. The client agrees to furnish the information requested by INTELSAT on its financial and credit history. The

[75418 997]

give INTELSAT the necessary authority so that it can verify such information with various financing and banking institutions and/or with the client's creditors.

b. Orders for capacity of the INTELSAT space segment shall not be accepted from the client in case such client owes, on the date of the order for capacity, a use invoice that is overdue thirty (30) days or more.

c. As a condition to reserve or supply services, INTELSAT may ask the client to furnish other guarantees of its capacity to comply with its financial obligations to INTELSAT when these are due, in the form of a letter of credit, a guarantee deposit or other form of guarantee of performance that INTELSAT should require.

6.       Penalties for late payment

a. In addition to the penalty indicated in paragraph 5.b above, any payment not paid on its due date shall accrue interest at an annual rate of sixteen percent (16%), calculated from the due date until the payment date, and the Board of Governors may amend such rate from time to time.

b. INTELSAT may suspend or cancel all services in effect and on the waiting list of the client if any payment owed to INTELSAT for use of the space segment has not been paid 150 or more days after its due date or within another period that the INTELSAT Board of Governors sets from time to time.

7.       Operation of earth stations

         With respect to any earth station with authorization from access to its space segment, the client agrees to operate such station at all times in accordance with the terms of the authorization and the INTELSAT Earth Station Standards (IESS) and accepts responsibility for such operation including, among others, financial responsibility.

8.       Transfer

         This contract, the subsequent assignment of capacity of the space segment, the rights, duties and obligations of the client, may not be

[75418 498]

transferred or delegated without INTELSAT's prior written consent. Any transfer or delegation that is attempted without such consent will be null and void and shall have no effect. This clause shall not prevent the client from using its assigned capacity to provide services to third parties.

9.       Rescission

         In addition to the provisions relative to cancellation that are listed in the Rates Manual, INTELSAT reserves the right with an advance written notification of at least thirty (30) days to rescind this contract with a client if the latter does not comply with same. The rescission advance notification shall indicate the date the rescission goes into effect and the circumstances that caused it. At its discretion, INTELSAT may retain the deposits or other sums paid by the client and use them to offset damage caused to it by such failure to comply. This retention of funds of the client shall not prevent INTELSAT from submitting other claims for compensation or from claiming other payments for damages corresponding to it by law or equity. Such right of rescission shall not be in order if, within said period of thirty days, the client should settle its infraction to INTELSAT's satisfaction.

10.      Confidential nature

         INTELSAT and the client agree to take the necessary precautions to keep the confidential nature of all information that the parties furnish confidentially and that is designated in writing or marked with a seal or appropriate legend as confidential, of private property or of limited distribution. Neither of the parties shall disclose information that the other has designated as confidential, of private property or of limited distribution except to its employees or agents to the extent required by the sole objective of complying with the responsibilities set forth in this contract or of establishing and providing services through the assignments granted under this contract.

11.      Notifications

         Notifications, reports, payments or other communications related to this contract shall be sent to the following addresses:

[75418 499]

For the client                     For INTELSAT
IMPSAT S.A.                        International Telecommunications Satellite
Alferez Pareja 256                 Organization (INTELSAT)
Buenos Aires (1107)                3400 International Drive, N.W.
Argentina                          Washington, D.C. 20008-3098
                                   United States

Attention:                         Attention:
Eduardo Mignacco                   Len Dooley
Operations Manager                 Director, Sales and Marketing

Tel: 54 1 362 4240                 Tel. + 1 202 944 7011
Fax: 54 1 362 5041/5030            Fax + 1 202 944 7173

         It shall be considered that such notifications, reports, communications or payments have been duly delivered when they are delivered by hand, through certified or registered letter, telex, fax transmission or, in the case of payments, by sending cash, checks from the client's commercial account, certified cashier's checks, or by wire draft. All payments between the client and INTELSAT required by this contract shall be made in U.S. dollars or in a currency that is freely converted into U.S. dollars. All the parties agree to keep this information up to date and to notify each other mutually and promptly of any change to the information pertinent to invoicing, use of the assigned capacity and communications in general.

12.      Settlement of disputes

         The parties agree to settle all disputes or claims that arising with respect to this contract or with respect to the services provided under same within sixty (60) days or within a longer period mutually agreed upon beginning on the date when one of the parties notifies the other in writing of the existence of such dispute or claim. If the parties cannot reach an agreement within such period of time, either of them may submit the dispute or claim for its settlement through arbitration under the UNCITRAL arbitration rules in effect on the date of the contract. According to such rules, the

[75418 500]

American Arbitration Association will have the authority to designate arbitrators; and the arbitration shall take place in Washington, D.C., U.S.A

13.      Laws that govern the contract

         This contract, except for the provisions related to conflicts between different laws, shall be governed by the laws of the District of Columbia, U.S.A. The rights and recourse granted by virtue of this contract and other rights and recourse shall be cumulative and may be exercised individually or concurrently. If either of the parties does not assert its rights by virtue of this contract or other rights, this shall not mean that it waves the right to assert such rights or other rights in the future. In case the nullity of any provision of this contract is determined, this shall not affect the other provisions of same, and the provision that is null and void shall be replaced with another acceptable provision that is line with the original intention of the parties.

         Each party acknowledges having read and understood the provisions of this contract and agrees to subject itself to such provisions.

         IN WITNESS WHEREOF, the parties have instructed their duly empowered representatives to sign this contract.

International Telecommunications                IMPSAT S.A.
Satellite Organization                      EDUARDO JOSE MIGNACCO

/s/                                                /s/
DOLORES MARTOS                                     MANAGER OF OPERATIONS
--------------                                     May 8, 1995
GROUP DIRECTOR - LATIN AMERICA
------------------------------

[75418 501]

                                  CERTIFICATE

         I, RAFAEL CARCHAK CANES, GENERAL MANAGER OF IMPSAT S.A., do hereby certify that EDUARDO JOSE MIGNACCO, who signed the above instrument, holds the position of MANAGER OF OPERATIONS and is duly empowered to sign the above contract on behalf of IMPSAT S.A.

         In witness where of, I sign this certificate on May 8, 1995.



                                                   /s/
                                                   Rafael Carchak Canes
                                                   General Manager
                                                   IMPSAT S.A.

                    AGREEMENT TO PARTIALLY RESCIND CONTRACT

BETWEEN:

         NAHUELSAT S.A. (hereinafter the "SUPPLIER"), on the one hand, represented at this act by its Vice Chairman and acting Chairman, Dr. Eckart Schober, and

         IMPSAT S.A. (hereinafter the "CLIENT", on the other hand, represented at this act by Accountant [TRANSLATOR'S NOTE: NAME(S) BLOTTED OUT] in their capacity as attorneys-in-fact of said company, hereinafter jointly referred to as the "Parties" and WHEREAS:

A) THE CLIENT and "AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES - (hereinafter the "Awardee TUC") signed a Satellite Facility Lease Contract (hereinafter the "Contract") on November 5, 1993; and whereas,

B) The transitory union of companies called AEROSPATIALE S.N.I., ALCATEL ESPACE S.A., ALENIA SPAZIO S.P.A., DEUTSCHE AEROSPACE AG, EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - TRANSITORY UNION OF COMPANIES was replaced by "AEROSPATIALE Societe Nationale Industrielle, ALENIA SPAZIO Societa per Azioni and DEUTSCHE AEROSPACE Atktiangesellschaft - TRANSITORY UNION OF COMPANIES - (hereinafter also the "Awardee TUC"); and whereas,

C) THE CLIENT and the Awardee TUC signed six (6) expansions of the Contract, the first one dated February 8, 1994, the second one dated April 7, 1994, the third one dated July 14, 1994, the fourth one dated September 30, 1994, the fifth one dated December 12, 1994 and the last one dated January 24, 1995 (hereinafter called the "Expansions"); and whereas,

D) NAHUELSAT S.A. is the automatic assignee of the Awardee TUC, all in accordance with article 10 of the Contract; and whereas,

E) Under the Contract and the Expansions, the CLIENT has to date been assigned the quantity of 39 Mega-Hertz distributed in one or two NAHUEL C-1 Satellite transponders; and whereas,

F) The CLIENT wishes to partially rescind its Assigned Capacity in accordance with the Contract and the Expansions, having available to it twenty-three (2) Mega-Hertz on NAHUEL C1 Satellite. In order to formalize said partial rescission, it is necessary to amend certain articles of the Contract in accordance with what is set forth below. Also, it is necessary to replace Attachment B1-VI with a new Attachment called B1-VII.

Hence, the Parties AGREE:

1.- To partially rescind the Assigned Capacity on NAHUEL C-1 Satellite effective May 1, 1996.

2.- To replace, effective May 1, 1996, Attachment B1-V1 of the Contract with Attachment B1-VII, which describes the rate that is applicable to the new Assigned Capacity on NAHUEL C-1 Satellite. Every time Attachment B1 is referred to in the Contract, it will be understood to refer to Attachment B1-V11.

3. To replace, effective May 1, 1996, points 3.1, 3.2, 3.3, 3.4 and 3.5 of Article THREE of the Contract with the following:

"3.1 The Capacity Assigned to the CLIENT consists of twenty-three (23) Mega-Hertz (hereinafter "MHz") in one or two transponders of the NAHUEL C1 Satellite in vertical polarization geostationary orbit beginning on May 1, 1996 until December 31, 1996 in accordance with the rates described in Attachment B1-VII of the Contract."

"3.2     The Available Bandwidth of the Assigned Transponder(s) is fifty (50)
         MHz."

"3.2 The percentage of the Available Bandwidth that corresponds to the Assigned Capacity is forty-six percent (46%)."

"3.3 The Available Power of the Assigned Transponder(s) corresponds to an output back-off of four point five (4.5) decibels (hereinafter dB") of the applicable progressive wave tube amplifier."

"3.5 The maximum percentage of the Available Power of the Assigned Transponder(s) which the CLIENT will have the right to use is forty-six percent (46%). This percentage corresponds to a total input back-off of all the Assigned Capacity carriers of seven point nine (7.9) dB of the applicable progressive wave tube amplifier."

4. Except as stipulated in the preceding paragraphs, the Contract will remain in effect in its original text, including the attachments that are part of same.

5.- The Parties agree that by virtue of the stipulations of article 7.8 of the Contract, as the sole indemnity, the CLIENT shall pay to PARACOM SATELITES S.A. the sum of one hundred fifty-seven thousand five hundred thirty-eight U.S. dollars (US$ 157,538). Said payment shall be made on May 1, 1996 at the domicile of PARACOM SATELITES S.A. located at 516 25 de Mayo, 6th Floor, Federal Capital from 10:00 to 13:00 hours and from 14:00 to 18:00 hours. As guarantee of said payment the CLIENT issues at this act a promissory note for the sum of one fifty-seven thousand five hundred thirty-eight U.S. dollars (US$ 157,538) with an expiration of May 1, 1996.

6.- The parties ratify the domiciles established for purposes of the Contract and herein:

THE SUPPLIER at Lavalle 472, 3rd floor, city of Buenos Aires, Argentina.

The CLIENT at Alferez Pareja 256, city of Buenos Aires, Argentina.

As evidence of agreement, the parties sign two (2) copies with the same contents and for one sole purpose, their pages written only on the obverse, in the city of Buenos Aires on the 1st day of the month of February 1996.